UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2016
Lighting Science Group Corporation (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-20354 (Commission File Number)	23-2596710 (IRS Employer Identification No.)
1350 Division Road, Suite 204, West Warwick, RI 02893 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (321) 779-5520
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Seventh Amendment to ACF Loan and Security Agreement

On November 21, 2016, Lighting Science Group Corporation (the “Company”) entered into a Seventh Amendment to Loan and Security Agreement (the “Seventh ACF Amendment”) by and among the Company, BioLogical Illumination, LLC (“BioLogical”) and Environmental Light Technologies Corp. (“ELT” and, collectively with the Company and BioLogical, the “Borrowers”), the financial institutions from time to time party thereto as lenders (the “ACF Lenders”) and ACF FinCo I LP, as assignee of FCC, LLC, d/b/a First Capital, in its capacity as agent for the ACF Lenders (“Ares”), which amends that certain Loan and Security Agreement dated April 25, 2014 by and among the Borrowers, the ACF Lenders and Ares (as amended from time to time and as the same may be further amended, modified or supplemented from time to time, the “ACF Loan Agreement”).

As disclosed in Item 3.02 of this Current Report, on November 21, 2016, the Company issued 5,000 Series J Securities (as defined below) to LSGC Holdings III LLC (“Holdings III”) for aggregate proceeds of $5,000,000 (the “November Series J Offering”). Among other things, the Seventh ACF Amendment amends the definition of EBITDA in the ACF Loan Agreement to provide that the cash proceeds from the November Series J Offering may be included in the calculation of EBITDA for purposes of determining compliance with the EBITDA covenant levels for each of the twelve-month periods ending December 31, 2016 and March 31, 2017 (together, the “Specified Covenant Periods”).

Further, pursuant to the Seventh ACF Amendment, the Borrowers agreed to, no later than December 31, 2016, (a) use commercially reasonable efforts to deliver to Ares an appraisal of the intellectual property owned by the Borrowers and LSGC, LLC, a wholly owned subsidiary of the Company, and (b) deliver to Ares a financial forecast covering the 2016 and 2017 fiscal years.

The foregoing description of the Seventh ACF Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh ACF Amendment, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Fifth Amendment and Limited Consent to Medley Term Loan Agreement

On November 21, 2016, the Company also entered into a Fifth Amendment and Limited Consent to Term Loan Agreement (the “Fifth Medley Amendment”) by and among the Company, Medley Capital Corporation (“Medley”) and the lenders from time to time party thereto (the “Medley Lenders”), which amends that certain Term Loan Agreement dated February 19, 2014 by and among the Company, Medley and the Medley Lenders (as amended from time to time and as the same may be further amended, modified or supplemented from time to time, the “Medley Term Loan Agreement”). Among other things, the Fifth Medley Amendment amends the definition of EBITDA in the Medley Term Loan Agreement to provide that the cash proceeds from the November Series J Offering may be included in the calculation of EBITDA for purposes of determining compliance with the EBITDA and minimum Fixed Charge Coverage Ratio (as defined in the Medley Term Loan Agreement) covenant levels for the Specified Covenant Periods.

Further, pursuant to the Fifth Medley Amendment, the Company agreed to, no later than December 31, 2016, (a) use commercially reasonable efforts to deliver to Medley an appraisal of the Company’s intellectual property and (b) deliver to Medley a financial forecast covering the 2016 and 2017 fiscal years. The Company also agreed to reimburse Medley for up to $40,000 of documented out-of-pocket costs, fees and expenses incurred in connection with its financial advisor’s review of the financial forecasts to be delivered by the Company.

The foregoing description of the Fifth Medley Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Medley Amendment, which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On November 21, 2016, the Company issued and sold 5,000 units of its securities (“Series J Securities”) in the November Series J Offering to Holdings III for $1,000 per Series J Security, or aggregate proceeds of $5,000,000. Each Series J Security consists of (a) one share of Series J Convertible Preferred Stock of the Company, par value $0.001 per share (“Series J Preferred Stock”), and (b) a warrant to purchase 2,650 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), at an exercise price of $0.001 per share (a “Series J Warrant”). The Company issued the Series J Securities pursuant to the Preferred Stock Subscription and Support Agreement dated September 11, 2015 by and among the Company, Holdings III and Pegasus Partners IV, L.P., as amended pursuant to that certain Amendment No. 1 to Preferred Stock Subscription and Support Agreement dated July 19, 2016.

Each share of Series J Preferred Stock is convertible at any time, at the election of the holder thereof, into the number of shares of Common Stock (the “Optional Conversion Shares”) equal to the quotient obtained by dividing (a) $1,000 by (b) the $0.95 conversion price of the Series J Preferred Stock, subject to adjustment in accordance with the terms set forth in the Amended and Restated Certificate of Designation of Series J Preferred Stock (as amended from time to time, the “Series J Certificate of Designation”).

Upon the consummation of a qualified public offering (“QPO”) where (i) the gross proceeds received by the Company and any selling stockholders in the offering are no less than $100 million and (ii) the market capitalization of the Company immediately after consummation of the offering is no less than $500 million, each outstanding share of Series J Preferred Stock will automatically convert into the number of shares of Common Stock equal to the greater of (a) the number of Optional Conversion Shares or (b) the quotient obtained by dividing (x) $2,000 (subject to adjustment in accordance with the terms set forth in the Series J Certificate of Designation) by (y) the price per share of Common Stock paid by the public in the QPO.

The shares of Series J Preferred Stock and the Series J Warrants issued on November 21, 2016 were issued by the Company pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and the safe harbors for sales provided by Regulation D promulgated thereunder.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The information in the Exhibit Index of this Current Report is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lighting Science Group Corporation

Date: November 28, 2016	By:	/s/ Philip J. Ragona
	Name:	Philip J. Ragona
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description of Exhibit

10.1

Seventh Amendment to Loan and Security Agreement dated November 21, 2016 by and among Lighting Science Group Corporation, BioLogical Illumination, LLC, Environmental Light Technologies Corp., the financial institutions from time to time party thereto as lenders and ACF FinCo I LP, as assignee of FCC, LLC, d/b/a First Capital.

10.2

Fifth Amendment and Limited Consent to Term Loan Agreement dated November 21, 2016 by and among Lighting Science Group Corporation, Medley Capital Corporation and the lenders from time to time party thereto.